UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2006

PAPERWEIGHT DEVELOPMENT CORP. (Exact name of registrant as specified in its charter)	APPLETON PAPERS INC. (Exact name of registrant as specified in its charter)
Wisconsin	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)
333-82084-01	333-82084
(Commission File Number)	(Commission File Number)
39-2014992	36-2556469
(IRS Employer Identification No.)	(IRS Employer Identification No.)
825 East Wisconsin Avenue P.O. Box 359 Appleton, Wisconsin	825 East Wisconsin Avenue P.O. Box 359 Appleton, Wisconsin
(Address of principal executive offices)	(Address of principal executive offices)
54912-0359	54912-0359
(Zip Code)	(Zip Code)

Registrants' telephone number, including area code:  (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 19, 2006, Appleton Papers Inc. ("Appleton") and its parent company, Paperweight Development Corp. ("Paperweight"), terminated the employment of Dale Parker, the former Chief Financial Officer, Vice President, Finance and Treasurer of Appleton and the former Chief Financial Officer and Treasurer of Paperweight. As previously disclosed, on May 11, 2006, Mr. Parker had been placed on indefinite paid administrative leave and the boards of directors of Appleton and Paperweight each appointed the chief executive officer, Mark Richards, as interim chief financial officer of Appleton and Paperweight, respectively. Mark Richards will continue to serve in both capacities until the companies name a new chief financial officer.

A copy of the press release, dated June 19, 2006, announcing Mr. Parker's termination is attached as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description of Document
99.1	Press Release, dated June 19, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLETON PAPERS INC.

By: /s/ Angela Tyczkowski
Name: Angela Tyczkowski
Title: Vice President, Secretary and General Counsel

Dated: June 20, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPERWEIGHT DEVELOPMENT CORP.

By: /s/ Angela Tyczkowski
Name: Angela Tyczkowski
Title: Vice President and Secretary

Dated: June 20, 2006

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press Release, dated June 19, 2006